SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 28, 1999

                                 MICROAGE, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE             File No. 0-15995            86-0321346
----------------------------    -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

   2400 South MicroAge Way, Tempe, Arizona                         85282
   ---------------------------------------                       ----------
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (602) 366-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. OTHER EVENTS.

         On January 28, 1999, the MicroAge, Inc. (the "Company") Board of Directors approved an extension of the Company's Amended and Restated Rights Agreement from February 23, 1999 through the end of the current fiscal year, October 31, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICROAGE, INC.


Date: February 19, 1999             By: /s/ James Domaz
                                       -------------------------------------
                                       James Domaz
                                       Vice President, Corporate Counsel,
                                       and Assistant Secretary